UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 22, 2023

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34991 (Commission File Number)	20-3701075 (IRS Employer Identification No.)

811 Louisiana, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 22, 2023, Targa Resources Corp. (the “Company”) issued a press release regarding its financial results for the three months and year ended December 31, 2022. A conference call to discuss these results is scheduled for 11:00 a.m. Eastern time (10:00 a.m. Central time) on Wednesday, February 22, 2023. The conference call will be webcast live and a replay of the webcast will be available through the Investors section of the Company’s web site (http://www.targaresources.com). A copy of the earnings press release is furnished as Exhibit 99.1 to this report, which is hereby incorporated by reference into this Item 2.02.

The press release and accompanying schedules and/or the conference call discussions include the non-generally accepted accounting principles (“non-GAAP”) financial measures of Adjusted EBITDA, distributable cash flow, adjusted free cash flow and adjusted operating margin (segment). The press release provides reconciliations of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures and have important limitations as analytical tools.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
Exhibit 99.1	Targa Resources Corp. Press Release dated February 22, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targa Resources Corp.

Date: February 22, 2023	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer (Principal Financial Officer)